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                                                                   EXHIBIT 10.13

                                     LEASE
                                     -----


  1. PARTIES. This Lease, dated, for reference purposes only, March 3, 1997 is made by and between BMC PROPERTIES,LLC (herein called "Landlord") and INTELLISTAT MEDIA RESEARCH, INC. (herein called "Tenant").

  2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit A attached hereto and by reference thereto made a part hereof, said Premises being agreed, for the purposes of this Lease, to have an area of approximately 4,295 square feet (including a pro rata share of the common areas) and being situated on the FIRST FLOOR of that certain building known as THE LAKESHORE BUILDING ("Building"), 5777 Central Avenue, Boulder, Colorado 80301. Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

  3. TERM. The term of this Lease shall be for three (3) years. This lease shall commence on the 1st day of June, 1997("Commencement Date"), and end on the 31st day of May, 2000.

  4.  POSSESSION.

      a. If the Landlord cannot deliver possession of the Premises to Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, the expiration date of the above term shall be extended, to three (3) years after the end of the month during which Landlord delivers possession to Tenant and all rent shall be abated during the period between the commencement date and the time when Landlord delivers possession. Notwithstanding anything to the contrary contained in this section 4(a), in the event that Landlord has not delivered possession of the Premises to Tenant, for any reason whatsoever, on or prior to ninety (90) days after the commencement date set forth in Section 3(a) above, then Tenant may terminate this Lease upon written notice to Landlord and neither party shall thereafter have any obligations or liability under this Lease. Nothing in the contrary shall relieve Landlord of its obligation to use its best efforts to complete the Tenant Improvements and to deliver possession of the Premises to Tenant on or before the commencement date set forth in
Section 3(a) above. In the event that this Lease is terminated pursuant to this
Section 4(a), Landlord shall promptly return to Tenant the first month's rent and security deposit prepaid pursuant to Section 5(a) below.

      b. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of the Lease. Said early possession shall not advance the termination date herein above provided. Notwithstanding the foregoing, in the event that Landlord permits Tenant to enter the Premises prior to completion of the Tenant Improvements solely for the purposes of performing Tenant's pre-opening activities, Tenant shall not be obligated to pay Rent while Tenant is performing such pre-opening activities.

  5.  RENT.

      a. Tenant agrees to pay to Landlord as basic rental, without prior notice or demand, the sum of FOUR THOUSAND TWO HUNDRED NINETY-FIVE AND NO/100 Dollars ($4,295.00), on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at 3434 47th Street, Suite 220, Boulder, Colorado 80301, or to such other person or at such other place as Landlord may from time to time designate in writing.
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      b.  On the first day of the month following the end of a Lease year
Landlord may increase the basic rental payable for the subsequent twelve (12) month period. The increase shall be measured by the increase in the Consumer Price Index, as described below, but shall not exceed five percent (5%) of the basic rental owing for the immediately preceding year ("the 5% Cap"). The following definitions and methods shall be used to calculate the increases in basic rental under this paragraph:

          (1) "Consumer Price Index" shall mean the semi-annual indexes of the Consumer Price Index for all Urban Consumers, Denver-Boulder, Colorado (All items; 1982-84 equals 100) issued by the United States Department of Labor, Bureau of Labor Statistics, or any successor agency of the United States that issues such indexes or any successor index.

          (2) "Initial Consumer Price Index" shall mean the Consumer Price Index published for the nearest calendar period preceding the Commencement Date of this Lease.

          (3) "Latest Consumer Price Index" shall mean the Consumer Price Index published for the nearest calendar period preceding the first day on which an increase under this Lease is to be effective.

          (4) "Previous Consumer Price Index" shall mean the Consumer Price Index published for the nearest calendar period preceding the first day on which the previous increase under this Lease was effective.

          (5) The first increase will be calculated by multiplying the basic rental by a fraction, with the numerator being the Latest Consumer Price Index and the denominator being the Initial Consumer Price Index.

          (6) Each subsequent increase will be calculated by multiplying the then current basic rental by a fraction, with the numerator being the Latest Consumer Price Index and the denominator being the Previous Consumer Price Index.

          (7)  To the extent that the calculation under subparagraphs (5) and
(6) above exceed the 5% Cap, such excess ("Excess") shall be preserved and carried forward to subsequent years until utilized. All or part of the Excess may be added to the amount calculated under subparagraph (6) above for any subsequent year, subject to the 5% Cap.

          (8) If the Consumer Price Index is discontinued, Landlord will designate an alternative comparable index to be used in calculating the increase in the basic rental under this Lease.

          (9) Tenant will not be entitled to a credit for any decrease in the Consumer Price Index except to the extent that it shall be off-set against any Excess carried forward under the provisions of paragraph 5(b)(7).

      c. Notwithstanding any provision contained herein, the basic monthly rental due under the terms hereof shall at no time be less than FOUR THOUSAND TWO HUNDRED NINETY-FIVE AND NO/100 Dollars ($4,295.00).

  6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of FIVE THOUSAND SEVEN HUNDRED TWENTY-SEVEN AND NO/100 Dollars ($5,727.00). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant

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shall within five (5) days after written demand therefor, deposit cash with
Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

  7. OPERATING EXPENSES. For the purposes of this Article, operating expenses means all reasonable and necessary costs and expenses of every kind and nature, other than those expressly excluded below, paid or incurred by Landlord in operating, managing, repairing, maintaining and administering the Building including, without limitation or duplication:

      a. The cost of all insurance required to be kept by Landlord pursuant to this Lease and any other insurance customarily procured for other commercial buildings in the same geographical area as the Building and which Landlord may reasonably elect to obtain with respect to the operation or ownership of the Property and the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Property.

      b. The cost of reasonable and necessary general repairs, maintenance and replacements, excluding capital expenditures, made from time to time by Landlord to the Property, including costs under mechanical or other maintenance contracts and repairs and replacements of equipment used in connection with such maintenance and repair work.

      c. The cost of pest control, security, cleaning and snow and ice removal services.

      d. The cost of maintaining, repairing, redecorating, renovating, replacement of floor coverings of common areas, and landscaping the Common Facilities, and of maintaining and operating any fire detection, fire prevention, lighting and communications systems. Redecorating, renovating and replacement of floor coverings of common areas shall be charged to operating expenses as provided in subparagraph i. of this paragraph.

      e. The cost of all utilities (including, without limitation, water, sewer, gas and electricity) used or consumed.

      f. The cost of providing heating, ventilating and cooling to the interior portions of the Building.

      g. Remuneration (including wages, usual expense accounts and fringe benefits, costs to Landlord of workmen's compensation and disability insurance and payroll taxes) and fees of persons and companies to the extent directly engaged in operating, managing, repairing, maintaining, or administering the Property.

      h. The cost of professional property management fees, supplying any on-site manager with necessary office space, office equipment and supplies in the Building, and costs incurred by Landlord or its agents in engaging accountants or other consultants to assist in making the computations required hereunder.

      i. The cost of capital improvements and structural repairs and replacements made in, on or to the Property that are [i] made in order to conform to changes subsequent to the Commencement Date in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Property, or [ii] designed primarily to reduce Operating Expenses or the rate of increase in Operating Expense, [iii] redecoration, renovating and replacement of floor coverings; such costs shall be charged Landlord to Operating Expense in equal annual installments over the useful life of such capital improvement or structural repair or replacement (as reasonably determined by Landlord) together with interest on

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the balance of the unreimbursed cost at 4% above the Prime Rate charged by Bank
One, Colorado, N.A. in Boulder on the date the cost was incurred by Landlord.

      j. Real property taxes and assessments, gross receipts, taxes (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both). Tenant shall not be responsible to pay any fines, late charges or penalties assessed against Landlord as a result of Landlord's failure to timely pay such taxes and assessments.

      k. Other costs and expenses, including supplies, not otherwise expressly excluded hereunder attributable to the operation, management, repair, maintenance and administration of the Property.

      l. A reserve for replacement of heating, ventilating and air-conditioning equipment, replacement of the roof, and parking lot of THIRTY THOUSAND and NO/100 Dollars ($30,000.00) per annum.

  Operating Expenses shall not, however, include the following:

      m. Any charge for depreciation of the Building or equipment and any principal, interest or other finance charge.

      n. The cost of any work, including painting, decorating and work in the nature of tenant finish, which Landlord performs in any Rentable Premises other than work which Landlord performs in the Premises.

      o. The cost of repairs, replacements or other work occasioned by insured casualty or defects in construction or equipment to the extent such cost is reimbursed to Landlord (or not charged to Landlord) by reason of collected insurance proceeds (using Landlord's good faith efforts to collect such proceeds) or any contractors', manufacturers' or suppliers' warranties.

      p. Expenditures required to be capitalized for federal income tax purposes (except as provided in Article 7, paragraph d. and i.).

      q. Leasing commissions, advertising expenses and other costs incurred in leasing space in the Building except as otherwise expressly provided in this Lease.

      r.  The cost of repairing or rebuilding necessitated by condemnation.

      s. The cost of any damage to the Property or any settlement, payment or judgment incurred by Landlord, resulting in neither case from Landlord's tortious act, neglect or breach of this Lease that is not covered by insurance proceeds.

      t. Costs (including, without limitation, attorneys fees) incurred by Landlord in attempting to collect rent or evict tenants (other than Tenant) from the Building.

      u. Costs, including, without limitation, any penalties, fines and legal expenses incurred by Landlord or any other tenant in the Building as a result of a violation of any federal, state or local law, code or regulation.

      Tenant shall pay 7.7882% of Operating Expenses paid or incurred by the Landlord for the operation or maintenance of the Building of which the Premises are a part. This percentage is calculated as Tenant's pro-rata share of such Operating Expenses based upon the assumption of a 95% occupancy rate and a total net rentable area of 58,050 square feet. Upon commencement of this Lease, Landlord shall give Tenant a statement of the amount of Operating Expenses payable by Tenant with each payment of rent, which shall be based upon a best estimate of such expenses if no record of actual expenses for the prior year are available. Landlord shall endeavor to give to Tenant on or before the first day of March of each year thereafter an itemized statement of the prior year's Operating Expenses payable by Tenant hereunder and advise Tenant of any increase in Operating

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Expenses, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in Operating Expenses. The total amount of actual Operating Expenses for the prior year shall be used as an estimate for current year and this amount shall be divided into twelve (12) equal monthly installments, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next year's statement is rendered. If actual Operating Expenses are more than estimated, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase with the next succeeding regular monthly rent payment. Tenant or its representative shall have the right to inspect Landlord's books and records relating to the Operating Expenses during normal business hours.

      Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, if at any time an overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant or credited to future operating expenses at Landlord's option.

  8. USE. Tenant shall use the Premises for TELECOMMUNICATIONS, HARDWARE AND SOFTWARE DEVELOPMENT and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

      Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will, in any way, obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

  9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will, in any way, conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment against Tenant, whether the Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

  10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained, which will not be unreasonably withheld, conditioned or delayed, and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall, on the expiration of the term, become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same, must first be approved of in writing by the Landlord, which will not be unreasonably withheld, conditioned or delayed. Upon the expiration or earlier

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termination of the term hereof, Tenant shall, upon the written demand by the
Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made which have been designated by the Landlord to be removed, and repair any damage to the Premises caused by such removal.

  11. REPAIRS.

      a. Subject to Tenant's right to inspect the Premises prior to occupancy thereof and submit a "Punch List" to Landlord in accordance with Paragraph 32 of this Lease, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

      b. Landlord shall repair and maintain the structural portions of the Building, including the roof, basic plumbing, air conditioning, heating, and electrical and sprinkler systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. The cost of all such repairs (except repairs of structural defects) shall be included in Operating Expenses as provided in
Article 7 hereof. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Except in the event of an emergency, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

  12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond or other security reasonably acceptable to Landlord in an amount equal to one and one-half (1-1/2) times any and all estimated cost of improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

  13. ASSIGNMENT AND SUBLETTING. Except as expressly provided below,Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, conditioned or delayed, and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. Tenant may, upon written notice to Landlord, but without the consent of Landlord, (i) transfer (by assignment or sublease, in

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whole or in part) this Lease to any parent or affiliate of Tenant or to a wholly owned subsidiary of Tenant, or (ii) transfer (by assignment or sublease, in whole or in part) this Lease to any person or entity acquiring, by asset or stock purchase, merger, consolidation or liquidation, all or substantially all of Tenant's assets or voting stock, provided that such person or entity assumes in writing the obligations of Tenant under this Lease.


  14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, reasonable attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord shall defend the same at Tenant's expense. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence or willful acts. Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditament, loss of business by Tenant, nor shall Landlord be liable for any latent defects in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

  15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver. If one party is unable to obtain a waiver of subrogation, the other party is not required to maintain same.

  16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance with limits not less than $2,000,000, combined single limit, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, as their interests may appear. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant after notifying Tenant and allowing ten (10) business days. Tenant shall deliver to Landlord prior to occupancy of the Premises certificates evidencing the existence and amounts of such insurance with named insured as their interests may appear. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord.

  17. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at its sole discretion, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident,

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breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing, except as to Landlord's negligence or willful acts. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

      Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current.
If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may not unreasonably refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

      Notwithstanding the foregoing, if any essential service to be provided is interrupted or curtailed for a period of forty-eight (48) hours and is caused by Landlord or lies within Landlord's control, in addition to other remedies available to Tenant, the Rent (inclusive of all payments) for the Premises shall completely abate from such forty-eight (48) hour period and continue until such services are fully restored. Landlord shall provide a minimum of seventy-two
(72) hours' prior written notice of any planned interruption of services in connection with the repair and maintenance of the Premises or the Building.

  18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after receipt by Tenant from Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property which statement shall include a copy of the tax bill.

  19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the non-discriminatory rules and regulations that Landlord shall, from time to time, promulgate. Landlord reserves the right, from time to time, to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants. A copy of the current rules and regulations are attached hereto as Exhibit B.

  20. HOLDING OVER. If Tenant remains in possession of the Premises or any part after the expiration of the term hereof, without the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental in the amount of one and one-half times the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

  21. ENTRY BY LANDLORD. Landlord reserves, and shall during normal business hours upon reasonable written notice to Tenant and subject to Tenant's security requirements, as herein defined, have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or during the last six months of the term to prospective tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose in connection with any work to be performed by Landlord under this Lease, Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby unless caused by negligence or willful acts of Landlord. For each of the aforesaid purposes, Landlord shall, at all times, have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files and locked documentation room, as defined in Paragraph 31, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

  22. RECONSTRUCTION. In the event the Premises, or the Building of which the Premises are a part, are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same to substantially the same condition as existed immediately prior to such damage; and this Lease shall remain in full force and effect, except that the Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

      In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same within one hundred and fifty (150) days of casualty, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option:
(1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of the date specified in such notice, which date shall thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof and in the event of such casualty during the last twelve (12) months of the term of this Lease either Landlord or Tenant shall have the right to terminate this Lease by giving written notice to the other party within thirty (30) days of such casualty.

      Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor coverings, partitions, or any other property installed in the Premises by Tenant unless covered by Landlord's insurance as part of the building.

      The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration unless caused by Landlord.

  23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

      a. The vacating or abandonment of the Premises by Tenant, without payment of rent.

      b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

      c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23.b above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

      d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty [60] days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

      e. If Landlord is in default in the performance of any obligation under this Lease on the part of Landlord to be performed and such default continues for a period of thirty (30) days after Tenant's written notice to Landlord specifying the nature of the default, then Tenant may exercise any right or remedy it may possess at law or equity, which is not otherwise waived in this Lease. If the default set forth in Tenant's notice cannot reasonably be cured within thirty (30) days, then Landlord shall not be deemed to be in default if
(i) Landlord notifies Tenant in writing that it will cure the default, (ii) commences to cure the default within such thirty (30)-day period, and (iii) proceeds diligently and in good faith thereafter to cure such default and does cure such default within a reasonable time.

  24. REMEDIES IN DEFAULT. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand, and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

      a. Terminate Tenant's right to possession of the Premises by any lawful and peaceful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary and reasonable expenses incurred in connection with renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of the Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of twenty percent (20%) per annum. In the event Tenant shall have abandoned the Premises without payment of rent, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 24.b.

      b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

      c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

  25. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease by giving written notice to the other party, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five percent (25%) of the premises is taken, or neither party elects to terminate as herein provided, the rental thereafter to be paid shall be proportionately reduced. If more than ten percent (10%) of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease by giving thirty (30) days written notice to Tenant and shall be entitled to the entire award as above provided. Tenant shall, however, have the right to pursue a separate claim for any damage suffered as a result of such taking.

  26. ESTOPPEL STATEMENT. Landlord and Tenant shall at any time and from time to time upon not less than ten (10) business days' prior written notice from the other party execute, acknowledge, and deliver to the other party a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's or Landlord's knowledge, as appropriate, any uncured defaults on the part of the other party hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

  27. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, subject to the non-discriminatory rules and regulations which may be established or altered by Landlord at any time or from time to time during the term hereof. Tenant shall have the right to the use of fourteen (14) parking spaces.

  28. AUTHORITY OF PARTIES.

      a. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

      b. Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

  29. GENERAL PROVISIONS.

      a. Plats and Riders. Clauses, plats, exhibits and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

      b. Waiver. The waiver by Landlord of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

      c. Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by
a) United States Mail, postage prepaid, or b) nationally recognized overnight bonded courier, addressed to the Tenant at 5777 Central Avenue, Boulder, CO 80301, or to such other place as Tenant may, from time to time, designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by a) United States Mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may, from time to time, designate in a notice to the Tenant.

      d. Joint Obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

      e. Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

      f. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

      g. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

      h. Recordation. Neither the Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

      i. Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions of Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

      j. Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

      k. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

      l. Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

      m. Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

      n. Subordination, Non-Disturbance and Attornment. Upon request of the Landlord, Tenant will, in writing, subordinate its rights hereunder to the lien of any first mortgage or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

      In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

      Notwithstanding anything to the contrary contained herein, Tenant shall only be obligated under this Section 29(n) if such bank, insurance company or other lending institution or purchaser upon any such foreclosure or sale (a) recognizes Tenant's interest under this Lease, (b) agrees that, so long as Tenant is not in default under this Lease beyond any applicable cure periods, not to disturb Tenant's possession of the Premises, and (c) executes and delivers a subordination, non-disturbance and attornment agreement substantially in the form attached hereto as Exhibit D.

      o. Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

      p. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

      q. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

      r. Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

      s. Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent which shall not be unreasonably withheld, conditioned or delayed.

      t. Landlord's Liability. The liabilities of the partners of the Landlord pursuant to this Lease shall be limited to the assets of the partnership, and Tenant, its successors and assigns hereby waive all right to proceed against any of the partners, or the officers, shareholders, or directors of any corporate partner of Landlord. The term "Landlord," as used in this article, shall mean only the owner or owners at the time in question of the fee title or an interest in a ground lease of the building. Notwithstanding anything to the contrary contained herein, the extent of the Landlord's liability under this Lease shall be limited to the property of which the Premises herein are a part, and Tenant shall not seek any personal liability against Landlord or any of Landlord's partners.

      u. Waiver of Jury Trial. Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of occupancy of the Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

      v. Arbitration. With the exception of an action to gain possession of the Premises, in the event of any other dispute arising out of this Agreement, the parties agree to submit that dispute to binding arbitration in Boulder, Colorado, according to the then existing rules for commercial arbitration of the American Arbitration Association. Either of the parties shall agree to submit the dispute to the Judicial Arbiter Group, or if they do not so agree, then each party shall appoint one (1) arbitrator. Those two (2) arbitrators shall select a third (3rd) arbitrator. The dispute shall be heard within forty-five (45) days of selection of the third arbitrator. The prevailing party shall be entitled to recover costs and reasonable attorneys' fees in addition to any other relief to which they may be entitled. A decision shall be rendered no later than ten (10) days after the close of the arbitration hearing.

      w. Financial Statements. Tenant shall provide their most recent annual report, including statements of income and expense and statements of net worth ("financial statements") within 15 business days following the written request of Landlord. Landlord my request said annual report once during any twelve (12) month period. Said annual report shall be verified as being true and correct and Landlord agrees to keep said annual report confidential, but may use the annual report for purposes of obtaining financing upon the property. At the time Landlord requests annual financial statements from Tenant for financing purposes, Landlord shall advise Tenant to whom the annual report will be submitted and Landlord shall, if requested to do so by Tenant, obtain from such individual or entity a written agreement which shall provide that said annual report will be and shall remain confidential. Within fifteen (15) days after the execution of this Lease, Tenant shall submit to Landlord its most recent financial statements.

  30. BROKERS. Tenant warrants that it has had no dealings with any real estate brokers or agents in connection with the negotiation of this Lease excepting only The Prudential Wise-McIntire Realtors and The Colorado Group, Inc. and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

  31. HAZARDOUS MATERIALS AND ENVIRONMENTAL CONSIDERATIONS

      a. Tenant covenants and agrees that Tenant and its agents, employees, contractors and invitees shall comply with all Hazardous Materials Laws (as hereinafter defined). Without limiting the foregoing, Tenant covenants and agrees that it will not use, generate, store or dispose of, nor permit the use, generation, storage or disposal of Hazardous Materials (as hereinafter defined) on, under or about the Leased Premises, nor will it transport or permit the transportation of Hazardous Materials to or from the Leased Premises, except in full compliance with any applicable Hazardous Materials Laws. Any Hazardous Materials located on the Leased Premises shall be handled in an appropriately controlled environment which shall include the use of such equipment

(at Tenant's expense) as is necessary to meet or exceed standards imposed by any Hazardous Materials Laws and in such a way as not to interfere with any other tenant's use of its premises. Upon breach of any covenant contained herein, Tenant shall, at Tenant's sole expense, cure such breach by taking all action prescribed by any applicable Hazardous Materials Laws or by any governmental authority with jurisdiction over such matters.

      b. Tenant shall inform Landlord at any time of (i) any Hazardous Materials it intend to use, generate, handle, store or dispose of, on or about or transport from, the Leased Premises and (ii) of Tenant's discovery of any event or condition which constitutes a violation of any applicable Hazardous Materials Laws. Tenant shall provide to Landlord copies of all communications to or from any governmental authority or any other party relating to Hazardous Materials affecting the Leased Premises.

      c. Tenant shall indemnify and hold Landlord harmless from any and all claims, judgements, damages, penalties, fines, costs, liabilities, expenses or losses (including without limitation, diminution on value of the Leased Premises, damages for loss or restriction on use of all or part of the Leased Premises, sums paid in settlement of claims, investigation of site conditions, or any cleanup, removal or restoration work required by any federal, state or local governmental agency, attorney's fees, consultant fees and expert fees) which arise as a result of or in connection with any breach of the foregoing covenants or any other violation contained herein shall also accrue to the benefit of the employees, agents, officers, directors and/or partners of Landlord.

      d. Upon termination of the Lease and/or vacation of the Leased Premises, Tenant shall properly remove all Hazardous Materials and shall provide to Landlord an environmental audit report, prepared by a professional consultant satisfactory to Landlord and at Tenant's sole expense, certifying that the Leased Premises have not been subjected to environmental harm caused by Tenant's use and occupancy of the Leased Premises; provided, however, Landlord reasonably believes that such a report is necessary. Landlord shall grant to Tenant and its agents or contractors such access to the Leased Premises as is necessary to accomplish such removal and prepare such report.

      e. "Hazardous Materials" shall mean (a) any chemical, material, substance or pollutant which poses a hazard to the Leased Premises or to persons on or about the Leased Premises or would cause a violation of or is regulated by any Hazardous Materials Laws, and (b) any chemical, material or substance defined as or included in the definitions of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", "toxic substances", "regulated substances", or words of similar import under any applicable federal, state or local law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response. Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et seq.; the Resource Conservation and Recover Act, as amended, 42 U.S.C. Sec. 6901, et seq.; the Solid Waste Disposal Act, 42 U.S.C. Sec. 6991 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Sec. 1251, et seq., of the Colorado Revised Statutes. "Hazardous Materials Laws" shall mean any federal, state or local laws, ordinances, rules, regulations, or policies (including, but not limited to, those laws specified above) relating to the environment, health and safety or the use, handling, transportation, production, disposal, discharge or storage of Hazardous Materials, or to industrial hygiene or the environmental conditions on, under or about the Leased Premises. Said term shall be deemed to include all such laws as are now in effect or as hereafter amended and all other such laws as may hereafter be enacted or adopted during the term of this Lease.

      f. All obligations of Tenant hereunder shall survive and continue after the expiration of this Lease or its earlier termination for any reason.

     g. Tenant further covenants and agrees that it shall not install any storage tank (whether above or below the ground) on the Leased Premises without obtaining the prior written consent of the Landlord, which consent may be conditioned upon further requirements imposed by

Landlord with respect to, among other things, compliance by Tenant with any applicable laws, rules, regulations or ordinances and safety measures or financial responsibility requirements.

  32. MISCELLANEOUS

      a. Heating and air conditioning will be available to the Premises during normal business hours. If Tenant wishes to have air conditioning and heat to the Premises between the hours of 6 p.m. and 6:30 a.m., Monday through Friday, and the 48 hours of Saturday and Sunday, Tenant agrees to pay for the cost of operating the system as estimated by Control Service Center. The cost currently is estimated to be not more than $10.00 per hour. There is a dial for after hour usage located within the Tenant's suite.

      b. At Tenant's option, Landlord shall provide janitorial services to the Premises at Tenant's cost and shall bill Tenant therefor monthly.

      c. Landlord shall, at Landlord's expense construct certain build-out improvements to the Premises, including construction of suspended ceilings and outside and partitioning walls; installation of carpeting; painting; installation of fire sprinkling system; HVAC, and lighting systems; and other improvements as agreed upon in accordance with plans and specifications ("Plans") to be approved by Landlord and Tenant, and attached hereto as Exhibit C (hereinafter collectively referred to as the "Tenant Improvement"). Landlord and Tenant will use their best effort to prepare and approve construction drawings and specifications, in writing, within twenty-one (21) days after the date of this Lease.

          Basic rental as set forth in Paragraph 5(a) is based upon Landlord completing the Tenant Improvements in accordance with the Plans. Landlord's allowance for Tenant Improvements is $85,900.00. To the extent that the cost of said improvements is less than or exceeds $85,900.00, basic monthly rental shall increase or decrease by amortizing the increase or decrease over three (3) years at 11% per annum. In other words, if Tenant Improvement costs increase or decrease by $1,000, the basic monthly rental will increase or decrease by $32.74.

      d. Tenant has the right, within 10 days prior to possession, to inspect the Premises after Landlord completes the Tenant Improvements. Tenant has the right to create a "punch list" of unfinished items based on Tenant's pre-possession inspection and to add to the "punch list" for a period of 30 days after taking possession. Landlord is obligated to complete items on the "punch list" within 30 days.

      e. Upon full and complete performance of all the terms, covenants and conditions herein contained by Tenant and payment of all rental due under the terms hereof, Tenant shall be given the option to renew this Lease for one additional term of two (2) years. In the event Tenant desires to exercise said option, Tenant shall give written notice of such fact to Landlord not less than one hundred eighty (180) days prior to the expiration of the then current term of this Lease. In the event of such exercise, this Lease shall be deemed to be extended for the additional period on the same terms and conditions; provided, however, Landlord shall have the option of increasing basic monthly rental under the provisions of Paragraph 5(a) hereof to the then existing market rate for similar space in the Boulder vicinity.

      f. Notwithstanding the provisions of Paragraph 5(a) hereof, Tenant will receive free basic rental of $40,000.00 from the Commencement Date until the $40,000.00 has been fully used, and Landlord agrees to accept two hundred fifty thousand (250,000) shares of the common stock of Tenant, in lieu of an additional $25,000.00 of basic rent. Tenant will pay Operating


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

Expenses from and after the Commencement Date of this Lease. Said stock shall be issued to Byron R. Chrisman on behalf of BMC Properties, LLC.

LANDLORD:                                TENANT:

BMC PROPERTIES, LLC                      INTELLISTAT MEDIA RESEARCH, INC.



By: /s/Byron R. Chrisman                 By: /s/James M. Le Jeal
   ---------------------                    ----------------------
 Byron R. Chrisman                        James M. Le Jeal
 Manager                                  Chief Financial Officer
 1900 Fifteenth Street                    5777 Central Avenue
 Boulder, CO  80302                       Boulder, CO 80301
 Tax I.D. 84-1322498




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

                                   ADDENDUM


     THIS ADDENDUM, made and entered into this _____ day of September, 1997, to that Lease dated March 3, 1997, by and between BMC Properties, LLC (herein called "Landlord") and VSTREAM, INCORPORATED, f/k/a Intellistat Media Research, Inc., (herein called "Tenant").

     The parties hereto agree to modify said Lease as follows:

     1. It is understood and agreed by Landlord and Tenant that the cost of Tenant Improvements to be paid by Tenant was $76,780.00. Under the provisions of Paragraph 32.c of this Lease, Basic Monthly Rental under the provisions of paragraph 5.a is to be increased by $32.74 for each $1,000.00 of Tenant Improvements to be paid by Tenant. Basic Monthly Rental under the provisions of paragraph 5.a is hereby increased from $4,295.00 to $6,808.77 ($4,295.00 plus
76.780 x $32.74).

     2. Tenant hereby acknowledges delivery of possession of the Premises on May 16, 1997.

     3. Other than as modified herein, all terms and conditions of the Lease shall remain unchanged.

     IN WITNESS WHEREOF, the undersigned have executed this document as of the date above written.

LANDLORD:                            TENANT:

BMC PROPERTIES, LLC                  VSTREAM, INCORPORATED


By:___________________________       By:_________________________
   Byron R. Chrisman, Manager           James M. LeJeal, Chief Financial Officer
   1900 Fifteenth Street                President
   Boulder, CO 80302                    5777 Central Avenue, Suite 120
                                        Boulder, CO 80301



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